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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-89382, 33-87882, 33-87776, 333-2340,
333-06303, 333-16963, 333-20853, 333-52603 and 333-86861) of Applix, Inc. of
our report dated January 25, 2000 relating to the financial statements, which appears in this Annual Report on Form 10-K.


                                              /s/ PricewaterhouseCoopers LLP

                                              PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
March 30, 2000